Exhibit 99.1

REPAY Reports Third Quarter 2021 Financial Results

ATLANTA, November 9, 2021 -- Repay Holdings Corporation (NASDAQ: RPAY) (“REPAY” or the “Company”), a leading provider of vertically-integrated payment solutions, today reported financial results for its third quarter ended September 30, 2021.

“We have continued to experience incredible growth in the third quarter, with card payment volume and gross profit up 48% and 69%, respectively,” said John Morris, CEO of REPAY.  “We've made significant strides in driving organic growth and profitability, while broadening our addressable market and solutions. In our fast growing B2B business we have over 80 software integrations, and on the AP side we've grown our supplier network to over 105,000. We’ve also added many key partnerships over the last few months that should help to further accelerate our B2B business.  Additionally, we remain excited about our diversified platform, and see strength across all of our other businesses.  We look forward to continuing this solid momentum as we move into 2022,” said John Morris, CEO of REPAY.

Three Months Ended September 30, 2021 Highlights

•	Card payment volume was $5.6 billion, an increase of 48% over the third quarter of 2020
•	Total revenue was $61.1 million, a 62% increase over the third quarter of 2020
•	Gross profit was $45.8 million, an increase of 69% over the third quarter of 2020
•	Net loss was ($7.1) million, as compared to a net loss of ($12.1) million in the third quarter of 2020
•	Adjusted EBITDA was $27.0 million, an increase of 73% over the third quarter of 2020
•	Adjusted Net Income was $19.0 million, an increase of 77% over the third quarter of 2020
•	Adjusted Net Income per share was $0.21

Gross profit represents total revenue less cost of services. Adjusted EBITDA, Adjusted Net Income, and Adjusted Net Income per share are non-GAAP financial measures.  See “Non-GAAP Financial Measures” and the reconciliations of Adjusted EBITDA and Adjusted Net Income to their most comparable GAAP measures provided below for additional information.

2021 Outlook Update

REPAY now expects the following financial results for full year 2021 and replaces previously provided guidance.

Full Year 2021 Outlook
Updated Guidance
Card Payment Volume	$20.3 - 20.8 billion
Total Revenue	$216 - 222 million
Gross Profit	$161 - 166 million
Adjusted EBITDA	$93 - 96 million

This range assumes no further unforeseen COVID-related impacts, which could create substantial economic duress in the remainder of 2021. REPAY does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures, such as forecasted 2021 Adjusted EBITDA, to the most directly comparable GAAP financial measure, because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading.

Conference Call

REPAY will host a conference call to discuss third quarter 2021 financial results today at 5:30 pm ET. Hosting the call will be John Morris, CEO, and Tim Murphy, CFO. The call will be webcast live from REPAY’s investor relations website at https://investors.repay.com/investor-relations. The conference call can also be accessed live over the phone by dialing (855) 327-6837, or for international callers (631) 891-4304. A replay will be available one hour after the call and can be accessed by dialing (844) 512-2921 or (412) 317-6671 for international callers; the conference ID is 10016807. The replay will be available at https://investors.repay.com/investor-relations.

Non-GAAP Financial Measures

This report includes certain non-GAAP financial measures that management uses to evaluate the Company’s operating business, measure performance, and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash charges and/or non-recurring charges, such as loss on extinguishment of debt, loss on termination of interest rate hedge, non-cash change in fair value of warrant liabilities, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, share-based compensation charges, transaction expenses, commission restructuring related charges, employee recruiting costs, other taxes, restructuring and other strategic initiative costs and other non-recurring charges. Adjusted Net Income is a non-GAAP financial measure that represents net income prior to amortization of acquisition-related intangibles, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash charges and/or non-recurring charges, such as loss on extinguishment of debt, loss on termination of interest rate hedge, non-cash change in fair value of warrant liabilities, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, share-based compensation expense, transaction expenses, commission restructuring related charges, employee recruiting costs, restructuring and other strategic initiative costs, other non-recurring charges, non-cash interest expense and net of tax effect associated with these adjustments. Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions. Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from its non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Adjusted Net Income per share is a non-GAAP financial measure that represents Adjusted Net Income divided by the weighted average number of shares of Class A common stock outstanding (on an as-converted basis assuming conversion of the outstanding units exchangeable for shares of Class A common stock) for the three and nine months ended September 30, 2021 and 2020 (excluding shares subject to forfeiture). REPAY believes that Adjusted EBITDA, Adjusted Net Income, and Adjusted Net Income per share provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, Adjusted EBITDA, Adjusted Net Income, and Adjusted Net Income per share are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per share, or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider Adjusted EBITDA, Adjusted Net Income, and Adjusted Net Income per share alongside other financial performance measures, including net income and REPAY’s other financial results presented in accordance with GAAP.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “guidance,” “will likely result,” “are expected to,” “will continue,” “should,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, REPAY’s updated 2021 outlook and other financial guidance, expected demand on REPAY’s product offering, including further implementation of electronic payment options and statements regarding REPAY’s market and growth opportunities, and our business strategy and the plans and objectives of management for future operations. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control.

In addition to factors disclosed in REPAY’s reports filed with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2020, as amended, and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: exposure to economic conditions and political risk affecting the consumer loan market, the receivables management industry and consumer and commercial spending; the impacts of the ongoing COVID-19 coronavirus pandemic and the actions taken to control or mitigate its spread; a delay or failure to integrate and/or realize the benefits of the BillingTree acquisition and the Company’s other recent acquisitions; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets, including the regulatory environment applicable to REPAY’s customers; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to maintain effective internal controls.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and REPAY disclaims any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding REPAY’s industry and end markets are based on sources it believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

About REPAY

REPAY provides integrated payment processing solutions to verticals that have specific transaction processing needs. REPAY’s proprietary, integrated payment technology platform reduces the complexity of electronic payments for merchants, while enhancing the overall experience for consumers and businesses.

Contacts

Investor Relations Contact for REPAY:

repayIR@icrinc.com

Media Relations Contact for REPAY:

Kristen Hoyman

(404) 637-1665

khoyman@repay.com

Consolidated Statement of Operations (Unaudited)

	Three Months ended September 30,		Nine Months ended September 30,
(in $ thousands)	2021	2020	2021	2020
Revenue	$61,125	$37,635	$157,058	$113,598
Operating expenses
Other costs of services	$15,288	$10,492	$40,483	$29,990
Selling, general and administrative	33,696	28,581	86,632	65,765
Depreciation and amortization	25,907	15,421	63,379	44,031
Change in fair value of contingent consideration	(1,550)	(3,750)	(101)	(3,010)
Total operating expenses	$73,341	$50,744	$190,393	$136,776
Loss from operations	$(12,216)	$(13,109)	$(33,335)	$(23,178)
Interest expense	(764)	(3,624)	(2,764)	(10,847)
Loss on extinguishment of debt	—	—	(5,941)	—
Change in fair value of warrant liabilities	—	2,740	—	(70,827)
Change in fair value of tax receivable liability	3,411	(1,475)	99	(12,056)
Other income	19	25	81	70
Other loss	(19)	—	(9,099)	—
Total other (expenses) income	2,647	(2,334)	(17,624)	(93,660)
Loss before income tax expense	(9,569)	(15,443)	(50,959)	(116,838)
Income tax benefit	2,261	3,383	12,320	8,395
Net loss	$(7,308)	$(12,060)	$(38,639)	$(108,443)
Net loss attributable to non-controlling interest	(1,042)	(5,298)	(4,310)	(12,053)
Net loss attributable to the Company	$(6,266)	$(6,762)	$(34,329)	$(96,390)
Weighted-average shares of Class A common stock outstanding - basic and diluted	88,273,194	57,913,089	81,595,128	45,806,225
Loss per Class A share - basic and diluted	($0.07)	($0.12)	($0.42)	($2.10)

Consolidated Balance Sheets

(in $ thousands)	September 30, 2021 (Unaudited)	December 31, 2020
Assets
Cash and cash equivalents	$116,486	$91,130
Accounts receivable	30,510	21,311
Prepaid expenses and other	10,072	6,925
Total current assets	157,068	119,366

Property, plant and equipment, net	3,160	1,628
Restricted cash	20,596	15,375
Customer relationships, net of amortization	461,132	280,887
Software, net of amortization	75,017	64,435
Other intangible assets, net of amortization	30,768	23,905
Goodwill	751,535	458,970
Operating lease right-of-use assets, net of amortization	10,369	10,075
Deferred tax assets	133,259	135,337
Other assets	2,500	—
Total noncurrent assets	1,488,336	990,612
Total assets	$1,645,404	$1,109,978

Liabilities
Accounts payable	$17,760	$11,880
Related party payable	8,579	15,812
Accrued expenses	22,350	19,216
Current maturities of long-term debt	—	6,761
Current operating lease liabilities	1,870	1,527
Current tax receivable agreement	10,441	10,240
Other current liabilities	1,660	-
Total current liabilities	62,660	65,436

Long-term debt, net of current maturities	428,613	249,953
Noncurrent operating lease liabilities	9,058	8,837
Tax receivable agreement	221,044	218,988
Deferred tax liability	-	-
Other liabilities	1,183	10,583
Total noncurrent liabilities	659,897	488,361
Total liabilities	$722,557	$553,797

Commitment and contingencies (Note 12)

Stockholders' equity
Class A common stock, $0.0001 par value; 2,000,000,000 shares authorized and 88,323,068 issued and outstanding as of September 30, 2021; 2,000,000,000 shares authorized and 71,244,682 issued and outstanding as of December 31, 2020	9	7
Class V common stock, $0.0001 par value; 1,000 shares authorized and 100 shares issued and outstanding as of September 30, 2021 and December 31, 2020	-	-
Additional paid-in capital	1,092,447	691,675
Accumulated other comprehensive (loss) income	-	(6,437)
Accumulated deficit	(210,261)	(175,932)
Total stockholders' equity	$882,195	$509,313

Equity attributable to non-controlling interests	40,652	46,868

Total liabilities and stockholders' equity and members' equity	$1,645,404	$1,109,978

Key Operating and Non-GAAP Financial Data

Unless otherwise stated, all results compare third quarter and nine month 2021 results to third quarter and nine month 2020 results from continuing operations for the period ended September 30, respectively.

The following tables and related notes reconcile these non-GAAP measures to GAAP information for the three-month and nine-month periods ended September 30, 2021 and 2020:

	Three months ended September 30,			Nine months ended September 30,
(in $ thousands)	2021 (Unaudited)	2020	% Change	2021 (Unaudited)	2020	% Change
Card payment volume	$5,574,656	$3,765,721	48%	$14,812,161	$11,240,005	32%
Gross profit[1]	45,837	27,143	69%	116,575	83,608	39%
Adjusted EBITDA[2]	27,017	15,595	73%	67,881	49,167	38%

(1)	Gross profit represents total revenue less other costs of services.
(2)

Adjusted EBITDA is a non-GAAP financial measure that represents net income adjusted for interest expense, depreciation and amortization and certain other charges deemed to not be part of normal operating expenses, non-cash charges and/or non-recurring items. See “Non-GAAP Financial Measures” above and the reconciliation of Adjusted EBITDA to its most comparable GAAP measure below.

Reconciliations of GAAP Net Income to Non-GAAP Adjusted EBITDA

For the Three Months Ended September 30, 2021 and 2020

(Unaudited)

	Three Months ended September 30,
(in $ thousands)	2021	2020(l)
Revenue	$61,125	$37,635
Operating expenses
Other costs of services	$15,288	$10,492
Selling, general and administrative	33,696	28,581
Depreciation and amortization	25,907	15,421
Change in fair value of contingent consideration	(1,550)	(3,750)
Total operating expenses	$73,341	$50,744
Loss from operations	$(12,216)	$(13,109)
Interest expense	(764)	(3,624)
Change in fair value of warrant liabilities	—	2,740
Change in fair value of tax receivable liability	3,411	(1,475)
Other income	19	25
Other loss	(19)	—
Total other (expenses) income	2,647	(2,334)
Loss before income tax expense	(9,569)	(15,443)
Income tax benefit	2,261	3,383
Net loss	$(7,308)	$(12,060)

Add:
Interest expense	764	3,624
Depreciation and amortization(a)	25,907	15,421
Income tax (benefit)	(2,261)	(3,383)
EBITDA	$17,102	$3,602

Non-cash change in fair value of warrant liabilities(b)	—	(2,740)
Non-cash change in fair value of contingent consideration(c)	(1,550)	(3,750)
Non-cash change in fair value of assets and liabilities(d)	(3,411)	1,475
Share-based compensation expense(e)	5,573	5,768
Transaction expenses(f)	4,425	3,332
Commission restructuring charges(g)	2,527	7,221
Employee recruiting costs(h)	256	67
Other taxes(i)	66	171
Restructuring and other strategic initiative costs(j)	1,362	389
Other non-recurring charges(k)	667	60
Adjusted EBITDA	$27,017	$15,595

Reconciliations of GAAP Net Income to Non-GAAP Adjusted EBITDA

For the Nine Months Ended September 30, 2021 and 2020

(Unaudited)

	Nine Months ended September 30,
(in $ thousands)	2021	2020(l)
Revenue	$157,058	$113,598
Operating expenses
Other costs of services	$40,483	$29,990
Selling, general and administrative	86,632	65,765
Depreciation and amortization	63,379	44,031
Change in fair value of contingent consideration	(101)	(3,010)
Total operating expenses	$190,393	$136,776
Loss from operations	$(33,335)	$(23,178)
Interest expense	(2,764)	(10,847)
Loss on extinguishment of debt	(5,941)	—
Change in fair value of warrant liabilities	—	(70,827)
Change in fair value of tax receivable liability	99	(12,056)
Other income	81	70
Other loss	(9,099)	—
Total other (expenses) income	(17,624)	(93,660)
Loss before income tax expense	(50,959)	(116,838)
Income tax benefit	12,320	8,395
Net loss	$(38,639)	$(108,443)

Add:
Interest expense	2,764	10,847
Depreciation and amortization(a)	63,379	44,031
Income tax (benefit)	(12,320)	(8,395)
EBITDA	$15,184	$(61,960)

Loss on extinguishment of debt (m)	5,941	—
Loss on termination of interest rate hedge(n)	9,080	—
Non-cash change in fair value of warrant liabilities(b)	—	70,827
Non-cash change in fair value of contingent consideration(c)	(101)	(3,010)
Non-cash change in fair value of assets and liabilities(d)	(99)	12,056
Share-based compensation expense(e)	16,229	14,766
Transaction expenses(f)	13,743	7,777
Commission restructuring charges(g)	2,527	7,221
Employee recruiting costs(h)	430	123
Other taxes(i)	625	396
Restructuring and other strategic initiative costs(j)	2,935	579
Other non-recurring charges(k)	1,387	392
Adjusted EBITDA	$67,881	$49,167

Reconciliations of GAAP Net Income to Non-GAAP Adjusted Net Income

For the Three Months Ended September 30, 2021 and 2020

(Unaudited)

	Three Months ended September 30,
(in $ thousands)	2021	2020(l)
Revenue	$61,125	$37,635
Operating expenses
Other costs of services	$15,288	$10,492
Selling, general and administrative	33,696	28,581
Depreciation and amortization	25,907	15,421
Change in fair value of contingent consideration	(1,550)	(3,750)
Total operating expenses	$73,341	$50,744
Loss from operations	$(12,216)	$(13,109)
Interest expense	(764)	(3,624)
Change in fair value of warrant liabilities	—	2,740
Change in fair value of tax receivable liability	3,411	(1,475)
Other income	19	25
Other loss	(19)	—
Total other (expenses) income	2,647	(2,334)
Loss before income tax expense	(9,569)	(15,443)
Income tax benefit	2,261	3,383
Net loss	$(7,308)	$(12,060)

Add:
Amortization of Acquisition-Related Intangibles(o)	23,449	14,240
Non-cash change in fair value of warrant liabilities(b)	—	(2,740)
Non-cash change in fair value of contingent consideration(c)	(1,550)	(3,750)
Non-cash change in fair value of assets and liabilities(d)	(3,411)	1,475
Share-based compensation expense(e)	5,573	5,768
Transaction expenses(f)	4,425	3,332
Commission restructuring charges(g)	2,527	7,221
Employee recruiting costs(h)	256	67
Restructuring and other strategic initiative costs(j)	1,362	389
Other non-recurring charges(k)	667	60
Non-cash interest expense(p)	662	—
Pro forma taxes at effective rate(q)	(7,619)	(3,218)
Adjusted Net Income	$19,034	$10,784

Shares of Class A common stock outstanding (on an as-converted basis)(r)	92,581,752	78,885,221
Adjusted Net income per share	$0.21	$0.14

Reconciliations of GAAP Net Income to Non-GAAP Adjusted Net Income

For the Nine Months Ended September 30, 2021 and 2020

	Nine Months ended September 30,
(in $ thousands)	2021	2020(l)
Revenue	$157,058	$113,598
Operating expenses
Other costs of services	$40,483	$29,990
Selling, general and administrative	86,632	65,765
Depreciation and amortization	63,379	44,031
Change in fair value of contingent consideration	(101)	(3,010)
Total operating expenses	190,393	$136,776
Loss from operations	$(33,335)	$(23,178)
Interest expense	(2,764)	(10,847)
Loss on extinguishment of debt	(5,941)	—
Change in fair value of warrant liabilities	—	(70,827)
Change in fair value of tax receivable liability	99	(12,056)
Other income	81	70
Other loss	(9,099)	—
Total other (expenses) income	(17,624)	(93,660)
Loss before income tax expense	(50,959)	(116,838)
Income tax benefit	12,320	8,395
Net loss	$(38,639)	$(108,443)

Add:
Amortization of Acquisition-Related Intangibles(o)	56,758	41,151
Loss on extinguishment of debt (m)	5,941	—
Loss on termination of interest rate hedge(n)	9,080	—
Non-cash change in fair value of warrant liabilities(b)	—	70,827
Non-cash change in fair value of contingent consideration(c)	(101)	(3,010)
Non-cash change in fair value of assets and liabilities(d)	(99)	12,056
Share-based compensation expense(e)	16,229	14,766
Transaction expenses(f)	13,743	7,777
Commission restructuring charges(g)	2,527	7,221
Employee recruiting costs(h)	430	123
Restructuring and other strategic initiative costs(j)	2,935	579
Other non-recurring charges(k)	1,387	392
Non-cash interest expense(p)	1,860	—
Pro forma taxes at effective rate(q)	(24,171)	(9,160)
Adjusted Net Income	$47,881	$34,279

Shares of Class A common stock outstanding (on an as-converted basis)(r)	89,548,106	71,307,517
Adjusted Net income per share	$0.53	$0.48

(Unaudited)

(a)	See footnote (o) for details on our amortization and depreciation expenses.
(b)	Reflects the mark-to-market fair value adjustments of the warrant liabilities.
(c)	Reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date.
(d)	Reflects the changes in management’s estimates of the fair value of the liability relating to the Tax Receivable Agreement.
(e)

Represents compensation expense associated with equity compensation plans, totaling $5,573,294 and $16,229,382 in the three and nine months ended September 30, 2021, respectively, and totaling $5,768,220 and $14,766,440,180 in the three and nine months ended September 30, 2020 respectively.

(f)

Primarily consists of (i) during the three and nine months ended September 30, 2021, professional service fees and other costs incurred in connection with the acquisitions of Ventanex, cPayPlus, CPS Payments, BillingTree and Kontrol Payables, as well as professional service expenses related to the January 2021 equity and convertible notes offerings, and (ii) during the three and nine months ended September 30, 2020, professional service fees and other costs incurred in connection with the acquisition of cPayPlus, and additional transaction expenses incurred in connection with the business combination with Thunder Bridge in July 2019 (the “Business Combination”) and the acquisitions of TriSource, APS, and Ventanex, which closed in prior periods, as well as professional service expenses related to the issuance of new shares of Class A common stock in the June 2020 underwritten offering.

(g)

Represents fully discretionary charges incurred to restructure certain sales representatives’ commission arrangements, by making a one-time payment to the representative to buy out the right to receive future monthly commission payments associated with a portfolio of customer contracts. The commission restructuring transactions are subject to negotiation and therefore do not follow a fixed structure, timetable or standard terms. Neither the Company nor the representatives are obligated to offer or accept such restructuring of commission arrangements.

(h)	Represents payments made to third-party recruiters in connection with a significant expansion of our personnel, which we expect will become more moderate in subsequent periods.
(i)	Reflects franchise taxes and other non-income based taxes.
(j)

Reflects consulting fees related to our processing services and other operational improvements, including restructuring and integration activities related to our acquired businesses, that were not in the ordinary course during the three and nine months ended September 30, 2021 and 2020.

(k)

For the three and nine months ended September 30, 2021 and 2020, reflects extraordinary refunds to customers and other payments related to COVID-19. Additionally, in the three and nine months ended September 30, 2021, reflects non-cash rent expense and loss on disposal of fixed assets, and in the three and nine months ended September 30, 2020, reflects expenses incurred related to one-time accounting system and compensation plan implementation related to becoming a public company.

(l)	Does not include adjustment for incremental depreciation and amortization recorded due to fair-value adjustments under ASC 805.
(m)	Reflects write-offs of debt issuance costs relating to Hawk Parent’s term loans.
(n)	Reflects realized loss of our interest rate hedging arrangement which terminated in conjunction with the repayment of Term Loans.
(o)

For the three and nine months ended September 30, 2021, reflects amortization of customer relationships, non-compete agreement, software, and channel relationship intangibles acquired through the Business Combination, and customer relationships, non-compete agreement, and software intangibles acquired through Repay Holdings, LLC’s acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree and Kontrol Payables. For the three and nine months ended September 30, 2020 reflects amortization of customer relationships, non-compete agreement, software, and channel relationship intangibles acquired through the Business Combination, and customer relationships, non-compete agreement, and software intangibles acquired through Repay Holdings, LLC’s acquisitions of TriSource Solutions, APS Payments, Ventanex and cPayPlus. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software. See additional information below for an analysis of our amortization expenses:

	Three months ended September 30,		Nine months ended September 30,
(in $ thousands)	2021 (Unaudited)	2020	2021 (Unaudited)	2020
Acquisition-related intangibles	$23,449	$14,240	$56,758	$41,151
Software	2,169	921	5,748	2,381
Amortization	$25,618	$15,161	$62,507	$43,532
Depreciation	289	260	872	499
Total Depreciation and amortization[1]	$25,907	$15,421	$63,379	$44,031

1)

Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions (see corresponding adjustments in the reconciliation of net income to Adjusted Net Income presented above). Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from our non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Amortization of intangibles that relate to past acquisitions will recur in future periods until such intangibles have been fully amortized. Any future acquisitions may result in the amortization of additional intangibles.

(p)	Represents non-cash deferred debt issuance costs.
(q)	Represents pro forma income tax adjustment effect associated with items adjusted above.
(r)

Represents the weighted average number of shares of Class A common stock outstanding (on an as-converted basis) for the three and nine months ended September 30, 2021, and the three and nine months ended September 30, 2020. These numbers do not include any shares issuable upon conversion of the Company’s convertible senior notes due 2026. See additional information below for an analysis of our shares of Class A common stock outstanding:

	Three months ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020
Weighted average shares of Class A common stock outstanding - basic	88,273,194	57,913,089	81,595,128	45,806,225
Add: Non-controlling interests Weighted average Post-Merger Repay Units exchangeable for Class A common stock	4,308,558	20,972,132	7,952,978	25,501,292
Shares of Class A common stock outstanding (on an as-converted basis)	92,581,752	78,885,221	89,548,106	71,307,517